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     UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 2001

      EXELIXIS, INC. (Exact name of registrant as specified in its charter)
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                DELAWARE                               0-30235                      04-3257395
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
(State or other jurisdiction of incorporation)  (Commission File No.)  (I.R.S. Employer Identification No.)
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                                 170 Harbor Way
                                  P.O. Box 511
                          South San Francisco, CA 94083
          (Address of principal executive offices, including zip code)
                                  (650) 837-7000
              (Registrant's telephone number, including area code)

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ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS
(i) Exhibits
Exhibit 99.1 Press release entitled "Exelixis Announces Third Quarter Financial Results", dated November 13, 2001.

ITEM  9.  REGULATION  FD  DISCLOSURE

On November 13, 2001, Exelixis, Inc. (the "Company") issued a press release announcing third quarter financial results. A copy of such press release is furnished pursuant to Item 9 as Exhibit 99.1 hereto and is incorporated by reference herein.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November  13,  2001

                                 Exelixis,  Inc.

                                 /s/  Glen  Y.  Sato
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                                 Glen  Y.  Sato
                                 Chief  Financial  Officer,  Vice  President,
                                 Legal  Affairs  and Secretary
                                (Principal  Financial  and  Accounting  Officer)
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